T. Rowe Price International Disciplined Equity Fund

Supplement to Prospectus and Summary Prospectus dated January 1, 2025

The Board of Directors of the T. Rowe Price International Disciplined Equity Fund (the “Disciplined Equity Fund”) has approved a plan of reorganization pursuant to which the Disciplined Equity Fund will be reorganized on a tax-free basis with and into the T. Rowe Price Overseas Stock Fund (the “Overseas Stock Fund”).

The plan of reorganization provides for the transfer of substantially all of the assets of Disciplined Equity Fund in exchange for corresponding shares of Overseas Stock Fund equal in value to the net assets of Disciplined Equity Fund and the assumption by Overseas Stock Fund of all of the liabilities of Disciplined Equity Fund. After the exchange, Disciplined Equity Fund will distribute the Overseas Stock Fund shares to its shareholders pro rata, in liquidation of Disciplined Equity Fund. As a result, shareholders of the Disciplined Equity Fund will become shareholders of the Overseas Stock Fund (these transactions are collectively referred to as the “Reorganization”).

On the date of the Reorganization, shareholders of the Disciplined Equity Fund’s Investor Class and Advisor Class will automatically receive shares of the Overseas Stock Fund’s Investor Class representing the same total value as their shares of the Disciplined Equity Fund and shareholders of the Disciplined Equity Fund’s I Class will automatically receive shares of the Overseas Stock Fund’s I Class representing the same total value as their shares of the Disciplined Equity Fund.

The Reorganization is expected to occur on or about April 17, 2026, and does not require shareholder approval.

The Disciplined Equity Fund and Overseas Stock Fund have similar investment objectives, investment strategies, and policies and restrictions. However, the Disciplined Equity Fund has not reached sufficient scale and combining the funds is expected to result in potentially greater economies of scale for shareholders. In addition, Disciplined Equity Fund shareholders in each share class will pay the same or lower total fees as a result of the Reorganization. Accordingly, the Board of Directors has determined that participation in the Reorganization is in the best interests of shareholders of both the Disciplined Equity Fund and Overseas Stock Fund and that the interests of existing shareholders will not be diluted as a result of the Reorganization.

Shareholders may redeem their shares or exchange their shares to another fund at any time prior to the Reorganization. The Reorganization will be structured as a tax-free exchange for shareholders, although the Disciplined Equity Fund may need to declare dividend or capital gain distributions to its shareholders shortly before the Reorganization occurs. While the Reorganization itself is not expected to be a taxable event for shareholders, redemptions or exchanges of Disciplined Equity Fund shares prior to the Reorganization and the distribution of any dividends or capital gains by the Disciplined Equity Fund may be a taxable event depending on a shareholder’s individual tax situation. Detailed information about the Reorganization will be provided to shareholders in an information statement that is expected to begin mailing by late February 2026.

Effective after the close of the New York Stock Exchange on April 14, 2026, the Disciplined Equity Fund will close to new accounts and will no longer accept purchases of additional shares from existing shareholders, other than the reinvestment of any dividends or capital gains. Existing shareholders may continue to hold their shares until the date of the Reorganization.

Prior to the Reorganization, there will be a change to the Disciplined Equity Fund’s portfolio manager.

In the Summary Prospectus and Section 1 of the Prospectus, the disclosure under “Management” is supplemented as follows:

Effective January 1, 2026, Oliver Bell will join Federico Santilli as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. On January 31, 2026, Mr. Santilli will step down from his role on the fund and, effective February 1, 2026, Mr. Bell will become the fund’s sole portfolio manager and sole chair of the fund’s Investment Advisory Committee. Mr. Bell joined T. Rowe Price in 2011.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective January 1, 2026, Oliver Bell will join Federico Santilli as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. On January 31, 2026, Mr. Santilli will step down from his role on the fund and, effective February 1, 2026, Mr. Bell will become the fund’s sole portfolio manager and sole chair of the fund’s Investment Advisory Committee. Mr. Bell joined the Firm in 2011, and his investment experience dates from 1997. During the past five years, he has served as a portfolio manager and as the co-head of Global Equity Portfolio Management.

The date of this supplement is December 10, 2025.

F106-041   12/10/25